UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2025

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, Texas 78729

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 869-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MTEM	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership

Bankruptcy Filing

On April 20, 2025 (the “Petition Date”), Molecular Templates, Inc. (the “Company”) and its affiliate, Molecular Templates OpCo, Inc. (“MTEM OpCo”, and together with the Company, the “Debtors”), commenced chapter 11 cases (the “Chapter 11 Cases”) as debtors in possession in voluntary proceedings under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The case numbers for the Chapter 11 Cases are: 25-10739 and 25-10740. The Company and its affiliate currently remain in possession of their respective assets and currently continue to operate as “debtors in possession” under the jurisdiction of the Bankruptcy Court, and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://www.veritaglobal.net/moleculartemplates, a website administered by Kurtzman Carson Consultants, LLC d/b/a Verita Global, a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Restructuring Support Agreement Term Sheet

Subject to Bankruptcy Court approval, the Company intends to effectuate a debt-for-equity transaction, pursuant to the confirmation of a plan of reorganization, and in accordance with a restructuring support agreement term sheet entered into with K2 HealthVentures LLC (“K2”), dated April 20, 2025 (together with all annexes attached thereto, the “RSA Term Sheet”). Material provisions of the RSA Term Sheet include, among others: (i) the satisfaction of certain case milestones; (ii) the satisfaction and release of $15,000,000 of K2’s prepetition secured claims against the Company in exchange for 100% of newly issued common equity interests in the reorganized company; (iii) the provision of customary releases (including third party releases) for key stakeholders, including the Company and K2, to the maximum extent permitted under applicable law; and (iv) the cancellation, extinguishment, and discharge of all of the Company’s existing common and preferred stock.

Postpetition Debtor-in-Possession Financing

In connection with the Chapter 11 Cases, the Debtors filed various “first day” motions seeking Bankruptcy Court approval.1 At a hearing held on April 22, 2025, the Bankruptcy Court approved, among other things, the Company’s debtor-in-possession financing on the terms set forth in a proposed Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing and (B) Utilize Cash Collateral, (II) Granting Adequate Protection to the Prepetition Lender, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief (the “Interim Order”) and the DIP Term Sheet, dated April 20, 2025 (together with all exhibits and schedules thereto, the “DIP Term Sheet” and, together with the Interim Order, the Final Order and the DIP Budget (each as defined in the Interim Order), and any other schedules, exhibits, agreements, instruments, pledge agreements, guarantees, security agreements, intellectual property security agreements, control agreements, escrow agreements, instruments, notes, and documents executed in accordance and connection with any of the foregoing; each as amended, restated, supplemented, waived, or otherwise modified from time to time in accordance with the terms thereof, the “DIP Documents”) with K2.

[1]	Copies of the “first day” motions and orders are available free of charge at www.veritaglobal.net/MolecularTemplates. Copies of the first day motions and orders may also be inspected in the offices of the Clerk of the Bankruptcy Court during normal business hours or downloaded from the Bankruptcy Court’s website at www.deb.uscourts.gov. Please note that prior registration with the PACER Service Center and payment of a fee may be required to access such documents. Parties in interest may sign up for a PACER account by visiting the PACER website at http://pacer.psc.uscourts.gov or by calling (800) 676-6856. The information on such websites is not incorporated by reference into, and does not constitute part of, this Form 8-K.

The Bankruptcy Court authorized the Company to obtain, on an interim basis, post-petition financing on a senior secured super-priority basis (the “DIP Facility”) from K2, comprised of: (i) a new money term loan facility (the “New Money DIP Loans”) in an aggregate maximum principal amount of $3,000,000, of which $500,000 will be available to the Company upon entry of the Interim Order; and (ii) a roll-up (the “Roll-Up Loans” and together with the New Money DIP Loans, the “DIP Loans”) of a portion of the outstanding obligations arising under: (i) that certain Amended and Restated Secured Contingent Value Right Agreement, dated February 20, 2025 (the “A&R CVR”), and (ii) that certain Loan and Security Agreement, dated February 20, 2025 (the “Bridge Loan”), equal to $6,000,000 pursuant to the Interim Order and an additional $3,000,000 (for a total of $9,000,000) upon final approval of the DIP Facility. The DIP Facility is subject to the terms and conditions set forth in the Interim Order, the DIP Budget, and the DIP Term Sheet. Subject to the DIP Documents, the DIP Facility is secured by first-priority, senior liens on substantially all of the Debtor’s assets, subject only to certain permitted liens and a professional fee carve-out.

The maturity date of the DIP Facility (the “Maturity Date”) shall be the earliest to occur of the following: (i) seventy (70) days following the Petition Date; (ii) the acceleration or termination of the DIP Facility as a result of an Event of Default (as defined below); or (iii) the effective date of a plan filed in the cases and confirmed by the Bankruptcy Court; provided that the Maturity Date may be extended upon the written consent of the Administrative Agent in its sole and absolute discretion. Interest shall accrue on the DIP Loans at the rate of 13.5% per annum, and shall accrue and be capitalized monthly on the first (1st) business day of each month and added to the principal amount outstanding on such date. Interest shall accrue in kind and shall be paid in full in cash on the Maturity Date or otherwise satisfied all or a portion thereof through a debt-for-equity conversion through a plan. Events of Default under the DIP Term Sheet include, among others: (i) the use of proceeds from the DIP Facility, the DIP Collateral and the Cash Collateral (each as defined in the Interim Order) not in accordance with the DIP Financing Term Sheet and the DIP Documents, (ii) the failure to meet certain case milestones, subject to the availability of the Bankruptcy Court; (iii) and the filing of a pleading, plan, or document or entry of an order that is inconsistent with the DIP Financing Term Sheet, the DIP Documents, or the RSA Term Sheet.

The foregoing summary of the DIP Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the DIP Term Sheet, a copy of which is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.03 of this Form 8-K regarding the DIP Facility is hereby incorporated by reference in this Item 2.03.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.03 of this Form 8-K regarding the Chapter 11 Cases is incorporated herein by reference. The commencement of the Chapter 11 Cases constitutes an “event of default” under the Bridge Loan and an “acceleration event” under the CVR Agreement. The terms of the Bridge Loan provide that, as a result of the Chapter 11 Cases, the principal and interest thereunder shall be immediately due and payable, and the terms of the CVR Agreement provide that, as a result of the Chapter 11 Cases, the payments due thereunder shall be immediately due and payable. Any efforts to enforce the payment obligations under the Bridge Loan and the CVR Agreement are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement are subject to the Bankruptcy Code.

CAUTIONARY NOTE REGARDING THE COMPANY’S SECURITIES

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s possession of its respective assets and operation of its respective business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and the timeline for and execution of its plan confirmation process. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including without limitation, risks associated with the Company’s ability to comply with its obligations under the DIP Facility, among other important risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	DIP Term Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Date: April 24, 2025	By:	/s/ Craig Jalbert
	Name:	Craig Jalbert
	Title:	President, Chief Executive Officer and Chief Financial Officer